Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property and Equipment.
Property and Equipment

Property and equipment at December 31, 2014 and 2013 consisted of the following (in thousands):

	2014	2013
Furniture, fixtures and equipment	$10,957	$7,486
Computers and related equipment	21,741	11,358
Computer software	41,416	35,943
Leasehold improvements	5,637	4,711
Work-in-progress	11,943	14,466
	91,694	73,964
Less -- accumulated depreciation	(47,383)	(37,916)
	$44,311	$36,048

Depreciation expense related to property and equipment was $12.3 million in 2014, $7.2 million in 2013 and $5.7 million in 2012, and is included in SG&A expenses.

The Company has capitalized costs related to its various technology initiatives. At December 31, 2014 and 2013, the net book value of the property and equipment related to software development was $14.0 million and $13.4 million, respectively, which included work-in-progress of $9.0 million and $10.0 million, respectively.